Exhibit 10.3

FIRST AMENDMENT TO CHANGE IN CONTROL/SEVERANCE AGREEMENT

This First Amendment to Change in Control/Severance Agreement (the “Amendment”) dated effective as of December 6, 2011, is entered into by and between Adams Resources & Energy, Inc. (the “Company”) and Sharon Davis (nee Copeland) (“Key Employee”).

WHEREAS, Key Employee and the Company entered into that Change in Control/Severance Agreement (“Agreement”) dated September 20, 2008 (the “Agreement”), which Agreement provided for certain protections to Key Employee by the Company in the event of a change in control subject to the terms and conditions as set forth therein; and

WHEREAS, the Agreement is now in full force and effect and the Company and Key Employee mutually desire to hereby modify and amend said Agreement to the extent and in the manner hereinafter specified.

NOW, THEREFORE, in consideration of the premises and mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Key Employee do hereby mutually agree as follows:

Section 1.                      Amendment to Section 2 of the Agreement.  Section 2 of the Agreement be and the same is hereby amended to hereafter be and read as follows:

Section 2.   Term of Agreement.  The Term of this Agreement shall commence on September 20, 2008 (the “Effective Date”) and shall continue in effect through the first anniversary following a Change in Control.  In the event a Change in Control has not occurred on or before September 19, 2014, this Agreement shall immediately terminate and be of no further force and effect.

Section 2.                      Miscellaneous.

(a)           This Amendment may be amended or modified only by written instrument executed by the Company and Key Employee.

(b)           Except as expressly stated in this Amendment, the parties hereto hereby acknowledge and agree that the Agreement shall remain in full force and effect in accordance with its terms without any amendment, modification or waiver thereto.

(c)           This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(d)           This Amendment and the Agreement embodies the entire agreement and understanding of the parties hereto in respect of the subject matter hereof.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Amendment effective as of the date first above written.

ADAMS RESOURCES & ENERGY, INC.

By____________________________________
Frank T. "Chip" Webster
President and Chief Operating Officer

KEY EMPLOYEE

_________________________________
Sharon Davis